SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)  June 29, 2005
                                                          ---------------


                         Progenics Pharmaceuticals, Inc.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                  000-23143               13-3379479
 ----------------------------      -------------         -------------------
 (State or other jurisdiction       (Commission            (IRS Employer
       of incorporation)            File Number)         Identification No.)



           777 Old Saw Mill River Road, Tarrytown, New York      10591
       -------------------------------------------------------------------
              (Address of principal executive offices)         (Zip Code)


        Registrant's telephone number, including area code (914) 789-2800
                                                           ---------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01. Entry into a Material Definitive Agreement.

     Progenics Pharmaceuticals, Inc. (the "Company") may in the future grant stock option awards and restricted stock awards under its 2005 Stock Incentive Plan in accordance with the terms of that certain form of Non-Qualified Stock Option Agreement attached hereto as Exhibit 10.1, and that certain form of Restricted Stock Award Agreement attached hereto as Exhibit 10.2.


Item 7.01. Regulation FD Disclosure

     The Company announced today the appointment of Mark R. Baker, J.D. to Senior Vice President and General Counsel and the promotion of Thomas A. Boyd, Ph.D. to Senior Vice President, Product Development and Project Management. A copy of the press release is attached hereto as Exhibit 99.1 and the information contained therein is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

     The information furnished pursuant to Item 7.01 in this Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly update or revise the information furnished pursuant to Item 7.01 in this Form 8-K.


Item 9.01. Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.        Description
-----------------  -------------------------------------------------------------
10.1               Form of Non-Qualified Stock Option Agreement

10.2               Form of Restricted Stock Award Agreement

99.1               Press Release dated June 29, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PROGENICS PHARMACEUTICALS, INC.


                                By: /s/ ROBERT A. MCKINNEY
                                    --------------------------------------------
                                        Robert A. McKinney
                                        Chief Financial Officer, Vice President,
                                        Finance and Operations and Treasurer


Dated:  June 29, 2005
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